                                                               EXHIBIT 10.5


                           SUBORDINATION AGREEMENT

                               (Blanket Lien)


     THIS SUBORDINATION AGREEMENT is made as of May 22, 1996 by U.S. BANK OF WASHINGTON, NATIONAL ASSOCIATION C/O U.S. BANCORP MORTGATE COMPANY (the "Company"), for the benefit of KEYCORP LEASING LTD., a Delaware corporation with its principal place of business at 54 State Street, Albany, NY 12207 ("KCL").

                          I N T R O D U C T I O N :

     The Company has a security interest (the "Company Security Interest") in certain property of GEOGRAPHICS, INC. (the "Obligor"). KCL and the Obligor are about to enter into an equipment financing transaction (the "Financing") to be evidenced by a lease agreement, promissory note or other evidence of indebtedness in connection with the property described on Exhibit A attached hereto (the "Equipment"). In order to induce KCL to enter into the Financing with the Obligor, the Company desires to subordinate the Company Security Interest to the interest of KCL in the Financing and the Equipment (collectively, the "KCL Interest").

     NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, for itself and for its successors and assigns, hereby agrees that:


     1. The Company Security Interest, and any other security interest of the Company in the Equipment and in any proceeds arising out of the sale, lease or other disposition of the Equipment, shall be subordinate and junior to the KCL Interest and any security or other interest which KCL, its successors and assigns, may have in the Equipment and any proceeds arising out of any sale, lease or other disposition thereof. This subordination shall apply irrespective of the time or order of attachment or perfection of the Company Security Interest and the KCL Interest and shall remain in full force and effect regardless of whether the Company or KCL may seek to rescind, amend, terminate, or reform, by litigation or otherwise, its respective agreements with the Obligor.

     2. The Company hereby agrees, for itself and its successors and assigns, that KCL may assign its rights hereunder to any person or entity ("Assignee") and that the Company Security Interest shall be subordinate and junior to the interest of any such Assignee. The Company shall not assign or transfer to others any claim the Company has or may have against the Obligor while the liabilities remain unpaid, unless such assignment or transfer is made expressly subject to this Subordination.

     3. The Company further agrees that KCL, its agents or assigns, may move or otherwise repossess and foreclose upon the Equipment whenever it deems such action to be necessary or desirable in order to protect the KCL. Interest and any security or other interest which KCL, its successors or assigns, may have therein. If the Company obtains possession of the Equipment, or any part thereof, by virtue of the Company Security Interest or otherwise, KCL shall be entitled, as between the Company and KCL, to immediate possession thereof.

     4. This is a continuing subordination and KCL may continue, without notice to the undersigned, to extend credit in the form of leases or other accommodations or benefit, and/or to loan money to or for the account of the Obligor in reliance on this Subordination Agreement until written notice or revocation of this Subordination shall be delivered to KCL by the Company. Such notice or revocation shall not affect this Subordination in relation to the Financing then existing or any of the liabilities created thereafter pursuant to any previous commitment of KCL to the Obligor or any extensions, renewals or modifications of such liabilities and as to such liabilities and any extension or renewals thereof, this Subordination shall continue effective until the same shall have been fully discharged.

     IN WITNESS WHEREOF, the Company has executed, or has caused this Agreement to be executed, as of the day and year first above written.

COMPANY:

U.S. BANK OF WASHINGTON, NATIONAL ASSOCIATION
C/O U.S. BANCORP MORTGAGE COMPANY



By:  /s/ Don Zimmerman
   -------------------------
Name: Don Zimmerman
Title: Vice President



THE ABOVE SUBORDINATION AGREEMENT IS HEREBY
ACKNOWLEDGED AND ACCEPTED AS OF DEC. 18TH, 1996.

KEYCORP LEASING LTD.


By:  /s/ Linda L. Huff
   -------------------------
 Name: Linda L. Huff
Title: Vice President
       Regional Business Unit Manager

STATE OF WASHINGTON  )
                     )ss.:
COUNTY OF WHATCOM    )


     On this 12th day of December, 1996, before me the subscriber personally appeared Don Zimmerman, who being by me duly sworn, did depose and say; that
(s)he resides at Bellingham, WA; that (s)he is a Vice President of U.S. Bank of Washington, the corporation described in and which executed the foregoing instrument, and that (s)he signed his/her name thereto by order of the Board of Directors of said corporation.


/s/ Ginger Davis
-----------------------------------
NOTARY PUBLIC

My Commission Expires: 9-19-99


[SEAL]


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

                                   EXHIBIT A

                                 THE EQUIPMENT

QTY     EQUIPMENT DESCRIPTION
---     ---------------------

1       SASIB WS-20 SERIES II WRAPPER
20      GREMSER VACUUM FEEDERS AND ACCESSORIES
1       MULTI CONVEYOR COUNTER STACKER
1       MPI 2114 CUSTOM TOP PANEL PRINT AND APPLY LABELER WITH BAR CODE SCANNER
1       INTRALOX 180 DEGREE CONVEYOR
1       CALIPER MEASURING SYSTEM
1       IMPACT SYSTEM MANAGER MODULE
1       IMPACT GENERAL LEDGER MODULE
1       IMPACT ACCOUNTS PAYABLE MODULE
1       IMPACT ACCOUNTS RECEIVABLE MODULE
1       IMPACT CASH BOOKS MODULE
1       IMPACT INVENTORY CONTROL MODULE
1       IMPACT PURCHASE ORDER MODULE
1       IMPACT SALES ORDER PROCESSING MODULE
1       IMPACT SALES ANALYSIS MODULE
1       IMPACT BILL OF MATERIALS MODULE
1       IMPACT ESTIMATING MODULE
1       IMPACT WORK IN PROGRESS MODULE
1       IMPACT NET REQUIREMENTS PLANNING MODULE
1       IMPACT GRAPHICAL USER INTERFACE MODULE
1       IMPACT FIXED ASSETS MODULE
1       RETURN MERCHANDISE AUTHORIZATION
1       IMPACTINTERFACE (REMOTE SITE)
1       IMPACT REPORT WRITER MODULE
1       EDIT BASE MODULE
1       ODBC FOR IMPACT
1       IMPACT MICRO FOCUS RUNTIME SYSTEMS (OSX)
1       EIS SYSTEM 5 USER
32      SYSTEM INSTALLATION HOURS
200     IMPACT TRAINING HOURS
40      DATA CONVERSION HOURS
100     IMPLEMENTATION ASSISTANCE
1       ANNUAL LICENSE FEE
1       ANNUAL TELEPHONE SUPPORT
1       UNLIMITED 1ST QTR TELEPHONE SUPPORT
1       IMPLEMENTATION AND PROCEDURES GUIDE
1       AIX OPERATING SYSTEM
1       AIX MEDIA (CD ROM)
1       DIAGNOSTICS DISKETTES
1       AIX IBM CD ROM HYPERTEXT
1       IBM INFO EXPLORER
1       ICE TCP 64 USER
16      CONFIGURATION TIME
1       IBM RS/6000 POWER SERVER 39H
2       IBM SCSI2 FAST/WID ADAPTER
2       IBM 32MB-64MB RAM UPGRADE
2       IBM L-2 CAHCE, 1 MB
1       IBM 16 BIT DROP CABLE
1       IBM 4.2 GB FAST SCSI DISK
1       IBM 4.5 GB FAST DISK

1       DDS-2 4 MM TAPE BACKUP
1       IBM RS/6000 CONSOLE CABLE
1       8 PORT SERIAL CONTROLLER
1       IBM 10 BASE T TRANSCEIVER
1       IBM ETHERNET CARD
1       IBM 3153 AMBER TERMINAL
1       APC SMART POWER
1       APC POWER CHUTE SOFTWARE
1       DDS AIX SHUTDOWN CABLE
1       VSIFAX/MODEM SERVER
1       MULTITECH MODEM FOR FAX
1       US ROBOTICS 28.8 K BAUD
1       MODEM
1       CTM 2000 INLINE HIGH SPEED HOLE PUNCH
1       FL SMITHE RH S/N: 263 RH
1       HOBBS DIE CUTTER MACHINE S/N: 16118
1       25 HP ROOTS VACUUM SYSTEM NEW
1       FL SMITHE TABBER
1       1000 W/SQUEEZE ROLL 36X45
2       LDR AJR TABLE 30 X 48
1       KLNGE LIFT HPV10B ELECTRIC 22"
1       RAYMOND MODEL 112 TM FREGOL WALKIE/RIDER 6000# WITH 27" X 48" FORKS
1       USED ROLAND SIX COLOR 28" X 40" OFFSET PRESS MODEL 600 S/N #6939
1       SR-200 STOESSER PLATEMAKER PACKAGE
1       CRATING
1       STOESSER FA-15HO DUAL FOLLING FILTER
1       R211 PEARSON USED S/N9302117638
1       SULLAIR 75HP ROTARY SCREW AIR COMPRESSOR ACAC 460/3/60
1       SULLUBE-32 LUBRICANT
1       HEAVY DUTY AIR FILTER
1       ODP PREMIUM EFFICIENT MOTOR
1       GRF300A GREAT LAKES AIR REFRIGER AIR DRYER-460/3/60
1       PAR-08F74A PARKER 1 1/2" FILTER W/METAL & SIGHT PAR DS506
1       PARKER AUTO DRAIN KIT PAROOF73E*P
1       PARKER 1-1/2" 350SCFM COALESCING FILTER W/METAL PAR-06D3N
1       PARKER 1/2" AUTODRIP LEG DRAIN
2       NEW SABER PAPER CUTTERS MODEL 115'S
        S/N#  61685 & 61686
7 GAVCO CD30662448X L SHAPER DESKS W/CENTER DRAWER AND KEYBOARD DRAWER 30"X66" MAIN/24"X48" RETURN
4       GAVCO CD3048SP-SINGLE PEDESTAL DESK W/KEYBOARD DRAWER 30"X48"
1       GAVCO RC3672 CONFERENCE TABLE 36"X72" RACETRACK SHAPE
1       GAVCO CC2060-ALL STORAGE CREDENZA 20"DX60"L
1       GAVCO BD3672DP EXECUTIVE DESK 36"X72"
1       GAVCO BC2072K KNEESPACE CREDENZA 20"X72"
2       GAVCO B84 84"H/36"WX12"D BOOKCASE
6       FAUSTINO #1501L SIDE ARM CHAIRS
12      RUBBERMAID #620 KEYBOARD DRAWERS
5       BPI DIVIDER PANELS #DS7236 72"HX36"W
2       BPI DIVIDER PANELS #DS7230 72"HX30"W
5       BPI DIVIDER PANELS #DS7242 72"HX42"W
1       BPI #HC36 36" WIDE BINDER BIN FOR PANELS
7       BPI #HC30 30" WIDE BINDER BIN FOR PANELS


                                       5